SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 5, 2004

                        COMMISSION FILE NUMBER:  000-26089
                                                 ---------

                       L.O.M. Medical International, Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                                 0178784
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(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

#3-1482 Springfield Road, Kelowna, British Columbia                      V1Y 5V3
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(Address of principal executive offices)                              (Zip Code)

                                  250.762.7552
                                  ------------
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)



                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                          32 Executive Park, Suite 105
                          Irvine, California 92614-6742
                    (949) 660-9700 Facsimile: (949) 660-9010

















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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
------------------------------------------

Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
------------------------------------

Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-------------------------------------------------------

Not Applicable.

ITEM 5.   OTHER EVENTS
----------------------

Effective March 5, 2004, Mr. Anthony Hawkshaw succeeds Mr. John Klippenstein as Chief Executive Officer of L.O.M. Medical International Inc. Mr. Hawkshaw is a current member of our Board of Directors and the President of L.O.M. Medical International Inc. For eight years he served as Chief Financial Officer for Pan American Silver Corp. Prior to that term, Mr. Hawkshaw served as Chief Financial Officer for Great Lakes Minerals. Mr. Hawkshaw achieved his Bachelor Degree in Business Administration and is a Chartered Accountant who has also been an instructor for and member of the Institute of Chartered Accountants of Ontario. Mr. Hawkshaw has business experience in North and South America, Russia and Europe.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
----------------------------------------------------------

Effective March 5, 2004, Mr. John Klippenstein resigned as a member of the Board of Directors and the Chief Executive Officer of L.O.M. Medical International Inc.

Effective March 12, 2004 Mrs. Maria Klippenstein resigned as a member of the Board of Directors of L.O.M. Medical International Inc.

Effective March 15, 2004 Mr. Darren McGregor resigned as a member of the Board of Directors of L.O.M. Medical International Inc.

Effective March 15, 2004 Mr. Patrick D'hondt resigned as a member of the Board of Directors of L.O.M. Medical International Inc.

ITEM 7.   FINANCIAL STATEMENTS
------------------------------

Not Applicable.

ITEM 8.   CHANGE IN FISCAL YEAR
-------------------------------

Not Applicable.

ITEM 9.   REGULATION FD DISCLOSURE
----------------------------------

Not Applicable.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            L.O.M. MEDICAL INTERNATIONAL, INC.

                                            By: /s/ Anthony Hawkshaw
                                                -------------------------------
Date: March 16, 2004                            Anthony Hawkshaw,
                                                CEO









































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